SHORT-TERM INVESTMENTS, NET (Tables)	12 Months Ended
Dec. 31, 2020
SHORT-TERM INVESTMENTS, NET
Schedule of Short-term Investments, net

	As of December 31,
	2019	2020
	RMB	RMB	US$

Wealth management products	500,000	250,000	38,314
Xiamen Trust	—	590,000	90,421
Yunnan Trust	—	550,000	84,291
Short-term investment, gross	500,000	1,390,000	213,026
Less: allowance for uncollectable trust investments	—	(1,140,000)	(174,712)
Short-term investment, net	500,000	250,000	38,314